SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               June 30, 1995






                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




          Virginia                       1-10524             54-0857512
(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation of organization)        File Number)       Identification No.)




        10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                    (Address of principal executive offices)


Registrant's telephone number, including area code             (804) 780-2691



                                   NO CHANGE
         (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

      On June 30, 1995, the registrant, United Dominion Realty Trust, Inc. ("the Trust"), acquired an apartment property from Walden Lake I, Ltd., a Florida limited partnership. Following this transaction, the Trust's acquisitions for 1995 were "significant" in the aggregate.

      A brief summary of each of the Trust's 1995 acquisitions to date is set forth below. Each property was acquired from an unrelated seller for consideration agreed upon through arm's length bargaining. Unless stated otherwise, to the extent cash was utilized to complete an acquisition, the source of that cash was (i) net proceeds of approximately $101.5 million from the April, 1995 public sale of 9 1/4% Cumulative Redeemable Preferred Stock ( $25 liquidation preference value) or (ii) bank line borrowings.

      On February 10, 1995, the Trust, acquired an apartment property from Hickory Villa Associates, Ltd., a Tennessee limited partnership for $7.1 million, including closing costs, all cash. Hickory Pointe Apartments, located in Memphis, Tennessee, is a 240 unit garden apartment community located on 12.02 acres built in 1985.

      On March 29, 1995, the Trust acquired an apartment property from MAQ/Gwinnett Square Associates, L.P., a Georgia limited partnership for $9.3 million, including closing costs, all cash. Gwinnett Square Apartments, located in Atlanta, Georgia, is a 239 garden apartment community located on
18.50 acres built in 1985.

      On May 4, 1995, the Trust, acquired a portfolio of nine apartment communities, located in Delaware (1), Maryland (5), and Virginia (3). The nine communities were purchased in nine separate but related transactions from various real estate partnerships associated with High Associates, Ltd., a division of High Industries, Inc., Lancaster, Pennsylvania for $65.7 million, including closing costs (the "High Portfolio") as described below.

      The Trust acquired an apartment property from Brittingham Square Limited Partnership, a Maryland limited partnership for $5.6 million, including closing costs, all cash. Brittingham Square Apartments, located in Salisbury, Maryland, is a 144 unit garden apartment community located on 12.09 acres built in 1991.

      The Trust acquired an apartment property from The Greens at Schumaker Pond I Limited Partnership, a Maryland limited partnership for $6.8 million, including closing costs, all cash. The Greens at Schumaker Pond Apartments, located in Salisbury, Maryland, is a 168 unit garden apartment community located on 12.49 acres built in 1988.

      The Trust acquired an apartment property from the Greens at Hollymead Limited Partnership, a Virginia limited partnership for $6.2 million, including closing costs, all cash. The Greens at Hollymead Apartments, located in Charlottesville, Virginia , is a 144 unit garden apartment community located on
14.40 acres built in 1990.

      The Trust acquired an apartment property from The Greens at Falls Run Limited Partnership, a Virginia limited partnership for $8.1 million, including closing costs, all cash. The Greens at Falls Run Apartments, located in Fredericksburg, Virginia, is a 200 unit garden apartment community located on
17.92 acres built in 1989.

      The Trust acquired an apartment property from The Greens at Hilton Run I Limited Partnership and The Greens at Hilton Run II Limited Partnership, Maryland limited partnerships for $13.2 million, including closing costs, all cash. The Greens at Hilton Run Apartments, located in Lexington Park, Maryland, is a 328 unit garden apartment community located on 56.04 acres built in 1988.

      The Trust acquired an apartment property from The Greens at Cross Court Associates Limited Partnership and the Greens at Cross Court II Limited Partnership, Maryland limited partnerships for $5.7 million, including closing costs, all cash. The Greens at Cross Court Apartments, located in Easton, Maryland, is a 144 unit garden apartment community located on 27.11 acres built in 1987.

      The Trust acquired an apartment property from The Greens of Constant Friendship I Limited Partnership, a Maryland limited partnership for $5.6 million, including closing costs, all cash. The Greens of Constant Friendship Apartments, located in Baltimore, Maryland, is a 136 unit garden apartment community located on 10.85 acres built in 1990.

      The Trust acquired an apartment property from The Greens of Kent Limited Partnership, a Delaware limited partnership for $ 6.4 million, including closing costs, all cash. The Greens at Cedar Chase Apartments, located in Dover, Delaware, is a 144 unit garden apartment community located on 15.79 acres built in two phases in 1988 and 1989.

      The Trust acquired an apartment property from The Manor at England Run Limited Partnership, a Virginia limited partnership for $8.1 million, including closing costs, all cash. The Manor at England Run Apartments, located in Fredericksburg ,Virginia, is a 188 unit garden apartment community located on
15.88 acres built in 1990.

      On June 30, 1995, the Trust acquired an apartment property from Walden Lake Apartment I, Ltd., a Florida limited partnership for $13.4 million, including closing costs, all cash. Hunters Ridge at Walden Lake Apartments, located near Tampa in Plant City, Florida, is a 352 unit garden apartment community located on 46.64 acres constructed in two phases in 1991 and 1994.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            Description                                     Location

(a)         Financial Statements of Businesses Acquired           5 through 10

(b)         Pro Forma Financial Information                       11 through 18

(c)         Exhibits
            (23)  Consents of Independent Auditors                20

                     (Letterhead of L. P. Martin & Company)

                          Independent Auditors' Report




To the Owners of
Brittingham Square Apartments, The Greens at Cedar Chase Apartments, The Greens at Cross Court Apartments, The Greens at Falls Run Apartments, The Greens at Hilton Run Apartments, The Greens at Hollymead Apartments, The Greens at Schumaker Pond Apartments, The Greens of Constant Friendship Apartments, The Manor at England Run Apartments

    We have audited the accompanying combined statement of rental operations (as defined in Note 2) of the following apartment properties for the year ended December 31, 1994:

      Brittingham Square Apartments
      The Greens at Cedar Chase Apartments
      The Greens at Cross Court Apartments
      The Greens at Falls Run Apartments
      The Greens at Hilton Run Apartments
      The Greens at Hollymead Apartments
      The Greens at Schumaker Pond Apartments
      The Greens of Constant Friendship Apartments
      The Manor at England Run Apartments



    This financial statement is the responsibility of the management of the apartment properties. Our responsibility is to express an opinion on this statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 5, and is not intended to be a complete presentation of the apartment properties' revenues and expenses.

    In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of the apartment properties for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


L. P. Martin & Company, P.C.
Certified Public Accountants
May 24, 1995

                         BRITTINGHAM SQUARE APARTMENTS
                      THE GREENS AT CEDAR CHASE APARTMENTS
                      THE GREENS AT CROSS COURT APARTMENTS
                       THE GREENS AT FALLS RUN APARTMENTS
                      THE GREENS AT HILTON RUN APARTMENTS
                       THE GREENS AT HOLLYMEAD APARTMENTS
                    THE GREENS AT SCHUMAKER POND APARTMENTS
                  THE GREENS OF CONSTANT FRIENDSHIP APARTMENTS
                      THE MANOR AT ENGLAND RUN APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1994


REVENUES FROM RENTAL PROPERTY                $    11,095,211

RENTAL PROPERTY EXPENSES:

  Real Estate Taxes                                  741,060
  Repairs and Maintenance                          1,453,052
  Utilities                                          681,216
  Property Management Fees                           440,798
  Other Operating Expenses                         1,143,556

      TOTAL RENTAL PROPERTY EXPENSES               4,459,682

      INCOME FROM RENTAL OPERATIONS          $     6,635,529








The accompanying notes are an integral part of this statement.

                         BRITTINGHAM SQUARE APARTMENTS
                      THE GREENS AT CEDAR CHASE APARTMENTS
                      THE GREENS AT CROSS COURT APARTMENTS
                       THE GREENS AT FALLS RUN APARTMENTS
                      THE GREENS AT HILTON RUN APARTMENTS
                       THE GREENS AT HOLLYMEAD APARTMENTS
                    THE GREENS AT SCHUMAKER POND APARTMENTS
                 THE  GREENS OF CONSTANT FRIENDSHIP APARTMENTS
                      THE MANOR AT ENGLAND RUN APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994


NOTE 1 - BASIS OF PRESENTATION

The apartment properties consist of nine residential apartment communities located in Delaware, Maryland, and Virginia together with the existing leases. The assets that comprise the Properties have been held as an investment of the following owners (the owners), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Properties as a stand-alone entity.


Property	                        Owner
Brittingham Square Apartments           Brittingham Square Limited Partnership,
                                        a Maryland limited partnership

The Greens at Cedar Chase Apartments    The Greens of Kent Limited Partnership,
                                        a Delaware limited partnership

The Greens at Cross Court Apartments    The Greens at Cross Court Associates
                                        (I and II) Limited Partnership, Maryland
                                        limited partnerships

The Greens at Falls Run Apartments      The Greens at Falls Run Limited Partnership,
                                        a Virginia limited partnership

The Greens at Hilton Run Apartments     The Greens at Hilton Run (I and II) Limited
                                        Partnership, Maryland limited partnerships

The Greens at Hollymead Apartments	The Greens at Hollymead Limited
                                        Partnership, a Virginia limited partnership

The Greens at Schumaker Pond Apartments The Greens at Schumaker Pond Limited
                                        Partnership, a Maryland limited partnership

The Greens of Constant Friendship       The Greens of Constant Friendship I
Apartments                              Limited Partnership, a Maryland limited
                                        partnership

The Manor at England Run Apartments     The Manor at England Run Limited
                                        Partnership, a Virginia limited partnership

                         BRITTINGHAM SQUARE APARTMENTS
                      THE GREENS AT CEDAR CHASE APARTMENTS
                      THE GREENS AT CROSS COURT APARTMENTS
                       THE GREENS AT FALLS RUN APARTMENTS
                      THE GREENS AT HILTON RUN APARTMENTS
                       THE GREENS AT HOLLYMEAD APARTMENTS
                    THE GREENS AT SCHUMAKER POND APARTMENTS
                 THE  GREENS OF CONSTANT FRIENDSHIP APARTMENTS
                      THE MANOR AT ENGLAND RUN APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance


Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

NOTE 3 - THE PROPERTIES

The properties consist of garden style residential apartment communities. The properties are geographically distributed as follows:


                                                           Total Number
Property                            Location               of Apartments
Brittingham Square                  Salisbury, MD              144
The Greens at Cedar Chase           Dover, DE                  144
The Greens at Cross Court           Easton, MD                 144
The Greens at Falls Run             Fredericksburg, VA         200
The Greens at Hilton Run            Lexington Park, MD         328
The Greens at Hollymead             Charlottesville, VA        144
The Greens at Schumaker Pond        Salisbury, MD              168
The Greens of Constant Friendship   Baltimore, MD              136
The Manor at England Run            Fredericksburg, VA         188
                                                             1,596

                         BRITTINGHAM SQUARE APARTMENTS
                      THE GREENS AT CEDAR CHASE APARTMENTS
                      THE GREENS AT CROSS COURT APARTMENTS
                       THE GREENS AT FALLS RUN APARTMENTS
                      THE GREENS AT HILTON RUN APARTMENTS
                       THE GREENS AT HOLLYMEAD APARTMENTS
                    THE GREENS AT SCHUMAKER POND APARTMENTS
                 THE  GREENS OF CONSTANT FRIENDSHIP APARTMENTS
                      THE MANOR AT ENGLAND RUN APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994


NOTE 4 - PROPERTY MANAGEMENT FEES

Property management services were provided through Case/Edwards Enterprises, Inc., an affiliate of the owners of the properties. Fees for such services were 4% of gross receipts from operations.

NOTE 5 - SALE OF PROPERTIES

The properties were sold to United Dominion Realty Trust, Inc. on May 4, 1995. This combined statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                      UNITED DOMINION REALTY TRUST, INC.
                          CERTAIN PROPERTIES ACQUIRED
            COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                           (IN THOUSANDS OF DOLLARS)




Rental income                                                     $   11,095
Rental expenses (excluding depreciation):
      Utilities                                       $    681
      Repairs and maintenance                            1,453
      Real estate taxes                                    741
      Property management                                  441
      Other rental expenses                              1,144         4,460
Excess of revenues over certain rental expenses                    $   6,635










                                CERTAIN PROPERTIES ACQUIRED
                 COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                         FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                 (IN THOUSANDS OF DOLLARS)


Rental income                                                     $    2,849
Rental expenses (excluding depreciation):
      Utilities                                       $     174
      Repairs and maintenance                               268
      Real estate taxes                                     184
      Property management                                   113
      Other rental expenses                                 289        1,028
Excess of revenues over certain rental expenses                   $    1,821

                     NOTES TO COMBINED SUMMARY OF REVENUES
                          AND CERTAIN RENTAL EXPENSES



      The combined summary of revenues and certain rental expenses reflect the operations of the High Portfolio ("the properties"), for the year ended December 31, 1994 based upon the combined audited statement of rental operations of the properties appearing elsewhere herein and for the three month period ended March 31, 1995 based upon the unaudited statement of rental operations of the property.

      The combined summary has been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

      In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.
             CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)


      The following consolidated pro forma balance sheet at March 31, 1995 gives effect to the acquisition by the Trust of the nine apartment communities included in the High Portfolio on May 4, 1995 for $65.7 million, including closing costs from various real estate partnerships affiliated with High Associates, Ltd., a division of High Industries, Inc., Lancaster, Pennsylvania.

      The following consolidated pro forma condensed statements of operations for the year ended December 31, 1994 and the three months ended March 31, 1995 assume the acquisition of the High Portfolio as if it had occurred at the beginning of each period presented.

      The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1994 (included in the Trust's Form 10-K for the year ended December 31, 1994) and the unaudited financial statements as of March 31, 1995 and for the three months then ended (included in the Trust's Form 10-Q for the periods ended March 31, 1995) and the accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1995
                                  (Unaudited)
                       (In thousands, except share data)



                                                                                                 PRO
                                                                                                FORMA              PRO
                                                                          HISTORICAL (1)     ADJUSTMENTS          FORMA

Assets
Real estate owned
    Apartments                                                                  $950,717        $65,705 (2)     $1,016,422
    Shopping centers                                                              73,483                            73,483
    Office and industrial buildings                                                4,604                             4,604
                                                                               1,028,804         65,705          1,094,509
    Less accumulated depreciation                                                129,139                           129,139
                                                                                 899,665         65,705            965,370
Cash and cash equivalents                                                         12,386                            12,386
Other assets                                                                      18,753                            18,753
                                                                                $930,804        $65,705           $996,509


Liabilities and shareholders' equity
Mortgage notes payable                                                          $153,325                          $153,325
7 1/4% Notes due April 1, 1999                                                    75,000                            75,000
8 1/2% debentures due September 15, 2024                                         150,000                           150,000
Other notes payable                                                              155,355                           155,355
Accounts payable, accrued expenses and other                                      16,057                            16,057
Distributions payable to shareholders                                             11,640                            11,640
                                                                                 561,377                           561,377

Shareholders' equity:
    Preferred stock, 25,000,000 shares authorized, no shares
         outstanding at March 31, 1995 (2,719,412 shares of
         9 1/4% Cumulative Redeemable, $25 liquidation preference value
         outstanding in pro forma)                                                     -         67,985 (3)         67,985
    Common stock, $1 par value; 100,000,000 shares authorized
         51,731,984 shares issued and outstanding                                 51,732                            51,732
    Additional paid in capital                                                   427,364         (2,280)(3)        425,084
    Notes receivable from officer shareholders                                    (5,984)                           (5,984)
    Distributions in excess of earnings                                         (103,685)                         (103,685)
    Total shareholders' equity                                                   369,427         65,705            435,132
                                                                                $930,804        $65,705           $996,509


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                 NOTES TO CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1995
                                  (UNAUDITED)

      (1) Represents the Trust's Historical Balance Sheet contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

      (2) Represents the purchase price of $65.7 million, including closing costs, for the nine properties acquired in the High Portfolio.

      (3) On April 24, 1995, the Trust sold 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock of approximately $101.5 million were used to fund the acquisition of the High Portfolio and to repay, in full, then existing bank debt. Item (3) represents the net proceeds received by the Trust from the sale of 2.7 million shares of the preferred stock used to acquire the High Portfolio. The preferred stock was recorded at the liquidation preference value of $25 per share and underwriting discounts and other offering costs of $2.3 million were incurred and recorded against additional paid in capital.

                       UNITED DOMINION REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1995
                                  (Unaudited)
                (In thousands of dollars, except per share data)






                                                                                             PRO FORMA         PRO
                                                   HISTORICAL (1)   HIGH PORTFOLIO (2)      ADJUSTMENTS       FORMA

Income
Property operations:
    Rental Income                                     $45,493                $2,849                          $48,342
    Property expenses:
        Utilities                                       3,657                   174                            3,831
        Repairs & maintenance                           6,347                   268                            6,615
        Real estate taxes                               3,236                   184                            3,420
        Property management                             1,254                   113             ($15)(3)       1,352
        Other operating expenses                        4,069                   289                            4,358
        Depreciation of real estate owned               9,056                                    409 (4)       9,465
                                                       27,619                 1,028              394          29,041
Income from property operations                        17,874                 1,821             (394)         19,301
Interest income                                           174                                                    174
                                                       18,048                 1,821             (394)         19,475

Expenses
    Interest                                           10,454                                                 10,454
    General and administrative                          1,234                                                  1,234
    Other depreciation and amortization                   273                                                    273
                                                       11,961                     0                0          11,961
Income before gains on investments
    and extraordinary item                              6,087                 1,821             (394)          7,514

Gains on sale of investments                               63                                                     63
Net income                                              6,150                 1,821             (394)          7,577
Dividends to preferred shareholders                                                            1,572 (5)       1,572
Net income available for common shareholders           $6,150                $1,821          ($1,966)         $6,005

Weighted average common shares                         51,125                                                 51,125

Net income per common share                             $0.12                                                  $0.12

Cash dividends per common share                        $0.225                                                 $0.225



See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1994
                                  (Unaudited)
                (In thousands of dollars, except per share data)








                                                                                            PRO FORMA          PRO
                                                 HISTORICAL (1)    HIGH PORTFOLIO (2)      ADJUSTMENTS        FORMA

Income
Property operations:
  Rental Income                                      $139,972                $11,095                        $151,067
  Property expenses:
      Utilities                                        11,206                    681                          11,887
      Repairs & maintenance                            21,216                  1,453                          22,669
      Real estate taxes                                 9,658                    741                          10,399
      Property management                               4,645                    441             ($60)(3)      5,026
      Other operating expenses                         12,141                  1,144                          13,285
      Depreciation of real estate owned                28,729                                   1,637 (4)     30,366
                                                       87,595                  4,460            1,577         93,632
Income from property operations                        52,377                  6,635           (1,577)        57,435
Interest income                                           756                                                    756
                                                       53,133                  6,635           (1,577)        58,191

Expenses
  Interest                                             28,521                                                 28,521
  General and administrative                            4,803                                                  4,803
  Other depreciation and amortization                     691                                                    691
                                                       34,015                      0                0         34,015
Income before gains on investments
    and extraordinary item                             19,118                  6,635           (1,577)        24,176

Gains on sale of investments                              108                                                    108
Income before extraordinary item                       19,226                  6,635           (1,577)        24,284
Extraordinary item - early extinguishment of
  debt                                                    (89)                                                   (89)
Net income                                             19,137                  6,635           (1,577)        24,195
Dividends to preferred shareholders                                                             6,289 (5)      6,289
Net income available to common shareholders           $19,137                 $6,635          ($7,866)       $17,906

Weighted average common shares                         46,182                                                 46,182

Net income per share common share                       $0.41                                                  $0.39

Cash dividends per common share                         $0.78                                                  $0.78

See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND
                        THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

      (1) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

      (2) Represents actual rental income and related operating expenses of the High Portfolio, as reported elsewhere herein.

      (3) Reflects the net decrease in property management fees for the High Portfolio. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

      (4) Reflects the net adjustments to depreciation expense to record the High Portfolio at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the High Portfolio of $65.7 million.

       (5) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 2.7 million shares of preferred stock in calculating net income available to common shareholders.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.



Date:         July 17, 1995               /s/ James Dolphin
                                          James Dolphin, Senior Vice President
                                          Chief Financial Officer




Date:         July 17, 1995               /s/ Jerry A. Davis
                                          Jerry A. Davis, Vice President
                                          Controller